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                                                                    EXHIBIT 99.1

                         Aero Systems Engineering, Inc.


                Certification Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Annual Report of Form 10-K/A, Amendment No. 1 (the "Report"), of Aero Systems Engineering, Inc. (the Company) for the period ended December 31, 2002, I, Steven R. Hedberg, Secretary and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date: April 28, 2003

                                          By: /s/ Steven R. Hedberg
                                              -------------------------

                                              Steven R. Hedberg
                                              CFO, Secretary and Treasurer
                                              Aero Systems Engineering, Inc.


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